UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): August 17, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated August 17, 2006 and filed (by the required date) on August 17, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired: PHD Hotels Portfolio.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006	15
Notes to Pro Forma Condensed Consolidated Balance Sheets	17
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the six months ended June 30, 2006	18
Notes to Pro Forma Condensed Consolidated Statements of Operations	21

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Member American Institute of Certified Public Accountants	Member Alabama Society of Certified Public Accountants

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality Ownership, Inc.

We have audited the accompanying combined balance sheets of PHD Hotels Portfolio, as of December 31, 2005 and 2004, and the related combined statements of income, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Hotels’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of PHD Hotels Portfolio, as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7, the investment in some of the hotels was sold.

September 21, 2006

PHD HOTELS PORTFOLIO

COMBINED BALANCE SHEETS

DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS
Investments in hotels, net of accumulated depreciation of $4,506,593 and $2,882,899, respectively	$34,876,058	$28,505,573
Construction in progress	2,005,409	912,625
Cash	895,618	1,209,440
Accounts receivable	236,342	224,686
Accounts receivable—related party	151,618	—
Prepaid expenses and other current assets	45,380	21,590
Franchise fees, net of accumulated amortization of $22,861 and $12,694, respectively	202,139	162,306
Goodwill	410,529	410,529
Intangible assets, net of accumulated amortization of $191,760 and $130,703, respectively	524,258	477,302

TOTAL ASSETS	$39,347,351	$31,924,051

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Mortgages payable	$29,938,413	$24,242,482
Note payable—related party	93,012	—
Accounts payable—related party	26,313	26,313
Accounts payable and accrued expenses	819,472	902,673

Total liabilities	30,877,210	25,171,468

MEMBERS’ EQUITY	8,470,141	6,752,583

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$39,347,351	$31,924,051

See independent auditors’ report and notes to combined financial statements.

PHD HOTELS PORTFOLIO

COMBINED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
REVENUES
Rooms	$11,545,252	$8,531,958
Other	934,304	781,724

Total revenues	12,479,556	9,313,682

EXPENSES
Rooms	2,677,592	2,161,872
Food and beverage	1,280,518	995,517
Hotel administration	1,658,894	1,400,970
Property operation, maintenance and energy costs	1,025,236	836,442
Management and franchise fees	975,343	751,537
Miscellaneous expense	203	23,979
Taxes, insurance and other	533,653	417,677
Depreciation and amortization	1,695,811	1,432,995

Total expenses	9,847,250	8,020,989

OPERATING INCOME	2,632,306	1,292,693

Interest income	21,371	6,845
Interest expense	(1,775,053)	(1,362,611)

NET INCOME (LOSS)	$878,624	$(63,073)

See independent auditors’ report and notes to combined financial statements.

PHD HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$878,624	$(63,073)
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debts	7,889	2,404
Depreciation and amortization	1,695,811	1,432,995
Gain on sale of equipment	(893)	—
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(19,545)	(156,650)
Accounts receivable—related party	(151,618)	—
Prepaid expenses and other current assets	(23,790)	(9,638)
Increase (decrease) in:
Accounts payable and accrued expenses	(83,201)	838,481

Net cash provided by operating activities	2,303,277	2,044,519

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of capital assets, including construction in progress	(2,811,683)	(1,934,778)
Intangible assets acquired	(108,013)	(218,443)
Franchise fees	(50,000)	(105,000)
Proceeds from sale of equipment	6,700	—

Net cash used in investing activities	(2,962,996)	(2,258,221)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	—	(877,168)
Proceeds from notes payable	46,289	2,345,189
Principal payments on notes payable	(632,338)	(568,080)
Proceeds from note payable—related party	93,012	—
Equity funding	2,465,000	2,100,000
Distributions	(1,626,066)	(1,888,903)

Net cash provided by financing activities	345,897	1,111,038

NET INCREASE (DECREASE) IN CASH	(313,822)	897,336

CASH AT BEGINNING OF YEAR	1,209,440	312,104

CASH AT END OF YEAR	$895,618	$1,209,440

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest, including capitalized interest	$1,979,598	$1,443,249

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Capital assets purchased included in accounts payable	$463,683	$342,304

Property and equipment financed by notes payable	$6,281,980	$4,622,916

See independent auditors’ report and notes to combined financial statements.

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

HoPo/Tupelo Hotels, LLC is a Alabama limited liability company which was formed on April 25, 2000, for the purpose of acquiring the real estate of a Hampton Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Tupelo, Mississippi, became operational to May 2000, when the management agreement became effective and the hotel commenced operations.

Auburn Hotels, LLC is an Alabama limited liability company which was formed on September 27, 2000, for the purpose of acquiring land and developing a Hilton Garden Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager), The hotel, located in Auburn, Alabama became operational in November 2001, when the management agreement became effective and the hotel commenced operations. In November 2004, the real and personal property of the Hotel were distributed to the members of the Company. The related note payable was also distributed to the members. The members of the Company entered into an agreement to lease the property back to the Company. These assets and related debt have been combined with the other properties in this financial statement along with their related depreciation and interest expense, thus eliminating the rent expense by the Company to its members.

Montgomery Hotels, LLC is an Alabama limited liability company which was formed on March 12, 2001, for the purpose of acquiring land and developing a Hilton Garden Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Montgomery, Alabama became operational in August 2003, when the management agreement became effective and the hotel commenced operations.

Troy Hotels, LLC is an Alabama limited liability company which was formed on September 17, 2002, for the purpose of acquiring land and developing a Hampton Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Troy, Alabama, became operational in February 16, 2004, when the management agreement became effective and the hotel commenced operations.

Montgomery Hotels II, LLC is an Alabama limited liability company which was formed on December 24, 2002, for the purpose of acquiring land and developing a Homewood Suites by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Montgomery, Alabama became operational in May 2004, when the management agreement became effective and the hotel commenced operations.

Huntsville Hotels I, LLC is an Alabama limited liability company which was formed on May 3, 2004, for the purpose of acquiring land and developing a Hilton Garden Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Huntsville, Alabama, became operational in October 2005, when the management agreement became effective and the hotel commenced operations.

Huntsville Hotels II, LLC is an Alabama limited liability company which was formed on February 9, 2005, for the purpose of acquiring land and developing a Homewood Suites by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Huntsville, Alabama, is under construction.

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005 AND 2004

Macon Hotels, LLC is an Alabama limited liability company which was formed on August 1, 2005, for the purpose of acquiring land and developing a Hilton Garden Inn by Hilton and operating the hotel under a management agreement with PHD Hotels, Inc. (the Manager). The hotel, located in Macon, Georgia, is under construction.

Personal Assets and Liabilities and Members’ Salaries

In accordance with the generally accepted method of presenting limited liability company and partnership financial statements, the combined financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the net income of the limited liability company or partnership nor any provision for income tax expense.

The expenses shown in the combined statements of income do not include any salaries to the members.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The accompanying financial statements of PHD Hotels Portfolio include the accounts of Auburn Hotels, LLC and the related Hotel real and personal property owned by its members, HoPo/Tupelo Hotels, LLC, Huntsville Hotels I, LLC, Huntsville Hotels II, LLC, Macon Hotels I, LLC, Montgomery Hotels, LLC, Montgomery Hotels II, LLC and Troy Hotels, LLC (collectively the Hotels). The Hotels are separate legal entities that share management and common ownership. All significant related balances and transactions have been eliminated in combination.

Concentrations of Credit Risk

The Hotels maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits. The Hotels have not experienced any losses in such accounts, The Hotels believe they are not exposed to any significant credit risk on cash.

Restricted Funds

HoPo/Tupelo Hotels, LLC is required to fund mortgage holder with sufficient funds, 4% of gross revenue, to cover the cost of replacements and renewals to the hotel’s property and improvements. The mortgagor holds these funds in escrow in short-term money market securities on behalf of the hotel until the funds are spent on capital improvements.

Accounts Receivable

Accounts receivable is comprised primarily of trade receivables due from Hotel guests, An allowance for doubtful accounts is based on management’s estimate of the expected collectibility of these trade receivables. There is no allowance at December 31, 2005 and 2004. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005 AND 2004

Investment in Hotels

The investment in hotels is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any. is included in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements and 5 to 7 years for furniture, fixtures and equipment.

Valuation of Long-Lived Assets

The Hotels account for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No, 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No, 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which, the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell. No impairment losses have been recorded to date.

Franchise Fees

Franchise fees are amortized on a straight-line basis which approximates the effective interest method over the term of the agreement commencing on the hotel opening dates. Amortization expenses totaled $10,167 and $7,416 for the years ended December 31, 2005 and 2004, respectively.

Loan Origination Costs

Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotels’ normal depreciation policies. Permanent loan costs are amortized using straight-line methods, which approximates the effective interest method, over the terms of the respective mortgages. Amortization expenses totaled $61,057 and $58,419 for the years ended December 31, 2005 and 2004, respectively.

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements. The members are required to include their respective share of the Hotels profits or losses in their individual tax returns. The tax returns, the status of the Hotels as such for tax purposes, and the amount of allocable Hotels income or loss, are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Hotels status, or in changes to allowable Hotels income or loss, the tax liability of the members would be changed accordingly.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005 AND 2004

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $564,427 and $426,638 for the years ended December 31, 2005 and 2004, respectively.

Use of Estimates in the Preparation of Financial Statements

The presentation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT IN HOTEL PROPERTIES

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2005 and 2004:

	2005	2004
Land and land improvements	$4,639,455	$3,579,296
Building and improvements	28,195,253	22,505,081
Furniture, fixtures and equipment	6,547,943	5,304,095

	39,382,651	31,388,472
Less accumulated depreciation	(4,506,593)	(2,882,899)

Investment in hotels, net	$34,876,058	$28,505,573

3. MORTGAGES PAYABLE

Mortgages payable at December 31, 2005 and 2004 consisted of the following:

	2005	2004
Auburn Hotels, LLC—Mortgage with CharterBank, secured by land, building and improvements; term of 5 years and due November 2009; interest at 7.00%	$5,810,762	$5,979,013

HoPo/Tupelo Hotels, LLC—Mortgage with First American Bank, secured by land, building and improvements; term of 14 months and due November 2006; interest at 7.00%	3,603,801	3,688,465

HoPo/Tupelo Hotels, LLC—Unsecured note payable with First American Bank; term of 3 years and due September 2005; interest at 8.50%	—	20,604

HoPo/Tupelo Hotels, LLC—Second mortgage with Little Properties, Inc., secured by land, building and improvements; term of 5 years and due April 2005; interest at 10.00%	—	10,363

Huntsville Hotels I, LLC—Mortgage with First American Bank, secured by land, building and improvements; term of 18 months and due February 2006; interest at LIBOR plus 3.00%	6,300,000	—

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005 AND 2004

	2005	2004
Huntsville Hotels II, LLC—Construction loan with Colonial Bank, secured by land, building and improvements; term of 18 months and due January 2007; interest at LIBOR plus 2.85%	$28,269	$—

Montgomery Hotels, LLC—Mortgage with GE Capital Franchise Finance Corporation, secured by land, building and improvements; term of 10 years and due October 2013; interest at 7.66%	5,225,513	5,357,851

Montgomery Hotels II, LLC—Mortgage with GE Capital Franchise Finance Corporation, secured by land, building and improvements; term of 10 years and due September 2014; interest at LIBOR plus 3.40%	5,389,187	5,506,668

Troy Hotels, LLC—Mortgage with Troy Bank and Trust, secured by land, building and improvements; term of 20 years and due April 2024; interest at prime plus 1.00%	3,580,881	3,679,518

	$29,938,413	$24,242,482

Future maturities at December 31, 2005 are as follows:

Year ending December 31,
2006	$10,447,801
2007	612,858
2008	628,218
2009	5,655,863
2010	479,221
Thereafter	12,114,452

Total	$29,938,413

Interest of $204,545 and $80,638 was capitalized in the years ended December 31, 2005 and 2004, respectively.

4. CHANGES IN EQUITY

Changes in the Hotels equity accounts during 2005 and 2004 are summarized below:

	2005	2004
Beginning balance	$6,752,583	$6,604,559

Net income (loss)	878,624	(63,073)
Contributions	2,465,000	2,100,000
Distributions	(1,626,066)	(1,888,903)

Ending balance	$8,470,141	$6,752,583

PHD HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005 AND 2004

5. FRANCHISE AGREEMENTS

Franchise fees totaling $225,000 and $175,000 have been paid to Hilton, Inc. as of December 31, 2005 and 2004, respectively. Amortization expense totaled $10,167 and $7,416 for the years ended December 31, 2005 and 2004, respectively.

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. There are agreements with Hilton (Homewood Suites, Hampton Inn and Hilton Garden Inn). The agreements cover initial term of 20 years with varying renewal terms. The agreements provide for payment of base management fees, which are calculated monthly and range from 3% to 8% of gross rental revenues. Franchise fees of $451,730 and $359,183 were paid in 2005 and 2004, respectively.

6. RELATED PARTIES

The Hotels are subject to management agreements with PHD Hotels, Inc., which cover an initial term of 5 years with varying renewal terms. The agreements provide for payment of base management fees, marketing fees, and reservation system fees, which are calculated monthly and range from 4% to 5% of gross rental revenues. Management fees of $523,613 and $392,354 were expensed in 2005 and 2004, respectively. In addition, the Hotels pay for accounting services ranging from $300 to $350 per month.

Auburn Hotels, LLC has a receivable from TH Enterprises of $151,618 as of December 31, 2005.

Auburn Hotels, LLC has an unsecured note payable to HoPo Realty Investments, term of 1 year, bearing interest at 5% and due December 2006. The balance due at December 31, 2005 was $93,012.

7. SUBSEQUENT EVENT

In August 2006, the Hotels sold the real and personal property of Auburn Hotels, LLC, Huntsville Hotels I, LLC, Montgomery Hotels, LLC, Montgomery Hotels II, LLC and Troy Hotels, LLC to Apple Seven Hospitality Ownership, Inc. for a gross purchase price of $47,645,000. The sale of HoPo/Tupelo Hotels, LLC is expected to close in October 2006 for a gross purchase price of $5,245,000, with debt in Wachovia Securities with an aggregate principal balance of approximately $4,150,000 being assumed by a subsidiary of Apple Seven Hospitality Ownership, Inc. The sale of Huntsville Hotels II, LLC and Macon Hotels I, LLC of the hotel investments are pending while construction is completed. The gross purchase price for these investments is $22,210,000 and the sale is expected to close upon substantial completion of construction.

PHD HOTELS PORTFOLIO

COMBINED BALANCE SHEETS (unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Investments in hotels, net of accumulated depreciation of $5,462,107 and $4,506,593, respectively	$35,205,724	$34,876,058
Construction in progress	6,852,651	2,005,409
Cash	2,965,968	895,618
Accounts receivable	309,820	236,342
Accounts receivable—related party	76,618	151,618
Restricted funds held for:
Taxes	13,437	—
Furniture, fixtures and equipment	357,247	—
Prepaid expenses and other current assets	102,776	45,380
Franchise fees, net of accumulated amortization of $26,444 and $22,861, respectively	198,556	202,139
Goodwill	410,529	410,529
Intangible assets, net of accumulated amortization of $232,040 and $191,760, respectively	714,336	524,258

TOTAL ASSETS	$47,207,662	$39,347,351

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Bank overdraft	$923,770	$—
Mortgages payable	34,317,827	29,938,413
Note payable—related party	93,012	93,012
Accounts payable—related party	26,313	26,313
Accounts payable and accrued expenses	1,307,990	819,472

Total liabilities	36,668,912	30,877,210

MEMBERS’ EQUITY	10,538,750	8,470,141

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$47,207,662	$39,347,351

See also the audited financial statements included herein.

PHD HOTELS PORTFOLIO

COMBINED STATEMENTS OF INCOME (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	2006	2005
REVENUES
Rooms	$7,043,555	$5,337,201
Other	587,602	438,492

Total revenues	7,631,157	5,775,693

EXPENSES
Rooms	1,229,793	828,556
Food and beverage	784,158	577,994
Hotel administration	981,785	749,984
Property operation, maintenance and energy costs	1,176,670	854,741
Management and franchise fees	553,187	434,228
Miscellaneous expense	4,184	—
Taxes, insurance and other	316,414	240,098
Depreciation and amortization	999,378	815,967

Total expenses	6,045,569	4,501,568

OPERATING INCOME	1,585,588	1,274,125

Interest income	8,977	3,819
Interest expense	(1,107,231)	(834,231)

NET INCOME	$487,334	$443,713

See also the audited financial statements included herein.

PHD HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$487,334	$443,713
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debts	3,999	2,582
Depreciation and amortization	999,378	815,967
Gain on sale of equipment	—	(893)
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(77,477)	(33,837)
Accounts receivable—related party	75,000	—
Prepaid expenses and other current assets	(57,396)	(10,634)
Increase (decrease) in:
Accounts payable and accrued expenses	488,518	201,670

Net cash provided by operating activities	1,919,356	1,418,568

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of capital assets, including construction in progress	(1,453,188)	(546,453)
Intangible assets acquired	(230,358)	—
Proceeds from sale of equipment	—	6,700
Net increase in restricted funds held	(370,684)	—

Net cash used in investing activities	(2,054,230)	(539,753)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	923,770	—
Principal payments on notes payable	(299,821)	(349,365)
Equity funding	2,252,500	—
Distributions	(671,225)	(544,172)

Net cash provided (used) by financing activities	2,205,224	(893,537)

NET INCREASE (DECREASE) IN CASH	2,070,350	(14,722)

CASH AT BEGINNING OF YEAR	895,618	1,209,440

CASH AT END OF YEAR	$2,965,968	$1,194,718

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest, including capitalized interest	$1,177,522	$859,983

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Capital assets purchased included in accounts payable	$277,936	$884,452

Property and equipment financed by notes payable	$4,679,235	$2,941,471

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Homewood Suites	Stafford, TX	$7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$162.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

	Company Historical Balance Sheet	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$57,965	$6,730	$42,059	$15,672	$8.011	$3,707	$167,190	(A)	$225,155
							(76,179	)(B)
Cash and cash equivalents	85,856	26	2,966	834	757	5	(4,588	)(C)	5,000
							(80,856	)(F)
Restricted cash—escrow deposits	—	—	371	556	97	—	(1,024	)(C)	—

Other assets	3,254	29	1,812	364	375	64	(2,403	)(C)	3,495

Total Assets	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$5,988	$34,318	$25,528	$6,133	$—	$(67,767	)(D)	$4,200
Accounts payable and accrued costs	747	828	2,351	1,999	631	3,776	(8,567	)(D)	1,765

Total liabilities	747	6,816	36,669	27,527	6,764	3,776	(76,334)		5,965

Shareholders’ equity (deficit)	—	(31)	10,539	(10,101)	2,476	—	(2,883	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	148,143	—	—	—	—	—	81,357	(G)	229,500
Retained earnings (deficit)	(1,839)	—	—	—	—	—	—		(1,839)

Total shareholders’ equity	146,328	(31)	10,539	(10,101)	2,476	—	78,474		227,685

Total liabilities and shareholders’ equity	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 12 properties that have been, or will be, purchased after June 30, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Total Combined
Purchase price per contract	$7,800	$75,100	$56,173	$13,800	$9,455	$162,328
Other closing costs	46	219	156	46	33	500
Other capitalized costs (credits) incurred	59	512	609	(114)	50	1,116
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	156	1,502	1,123	276	189	3,246

Investment in hotel properties	8,061	77,333	58,061	14,008	9,727	167,190	(A)

Net other assets/(liabilities) assumed	22	(4,554)	(555)	107	3	(4,977)

Total purchase price	$8,083	$72,779	$57,506	$14,115	$9,730	162,213

Less: Cash on hand at June 30, 2006 to fund acquisitions						(85,856	)(F)
Plus: Working capital requirements						5,000	(F)

Equity proceeds needed for acquisitions and working capital (000’s)						$81,357	(G)

(B)	Represents elimination of historical net carrying value of real estate under prior owners.

(C)	Represents elimination of assets associated with prior owners, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owners, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owners.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(G)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2005 and the six months ended June 30, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$219.2

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should he read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—	$11,546	$10,508	$2,287	$—	$—		$28,921
Other operating revenue	—	—	356	—	—	934	757	115	—	—		2,162

Total revenue	—	—	4,936	—	—	12,480	11,265	2,402	—	—		31,083

Expenses
Operating expenses	—	—	2,257	—	—	5,435	5,357	1,066	—	—		14,115
General and administrative	40	3	468	—	—	1,659	707	621	—	600	(B)	4,098
Management fees	—	—	153	—	—	523	579	60	—	—		1,315
Taxes, insurance and other	—	—	505	—	—	534	583	39	—	—		1,661
Depreciation of real estate owned	—	—	913	—	—	1,696	1,077	264	—	(3,950	)(C)	4,354
										4,354	(D)
Interest, net	13	—	966	(3)	—	1,754	2,035	292	—	(4,960	)(E)	97

Total expenses	53	3	5,262	(3)	—	11,601	10,338	2,342	—	(3,956)		25,640
Gain on sale of land	—	93	—	—	—	—	—	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$—	$879	$927	$60	$—	$3,863		$5,443

Income (loss) per common share:
Basic and diluted	$(5,251)											$0.34

Basic and diluted weighted average common shares outstanding (000s)	—									15,917	(F)	15,917

For the six months ended June 30, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,550	$—	$2,032	$—	$—	$7,043	$5,420	$1,734	$—	$—		$17,779
Other operating revenue	122	—	259	—	—	588	364	93	—	—		1,426

Total revenue	1,672	—	2,291	—	—	7,631	5,784	1,827	—	—		19,205

Expenses
Operating expenses	961	—	1,000	—	—	3,428	2,804	814	—	—		9,007
General and administrative	745	—	202	—	31	986	319	178	—	(215	)(B)	2,246
Management fees	44	—	68	—	—	317	297	46	—	—		772
Taxes, insurance and other	123	—	196	—	—	316	277	107	—	—		1,019
Depreciation of real estate owned	294	—	326	—	—	999	514	182	—	(2,021	)(C)	2,310
										2,016	(D)
Interest, net	(624)	—	418	(3)	—	1,098	1,023	318	—	(2,190	)(E)	40

Total expenses	1,543	—	2,210	(3)	31	7,144	5,234	1,645	—	(2,410)		15,394

Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$129	$—	$81	$3	$(31)	$487	$550	$182	$—	$2,410		$3,811

Income (loss) per common share:
Basic and diluted	$0.02											$0.22

Basic and diluted weighted average common shares outstanding (000s)	5,175									12,363	(F)	17,538

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, two properties acquired began operations during 2005, four began operations during 2006, and two properties remain under construction. Therefore these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Huntsville, AL Hilton Garden Inn, opened October 2005; Sarasota, FL Homewood Suites, opened February 2005; Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006; Stafford, TX Homewood Suites, opened August 2006; Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, under construction; and Macon, GA Hilton Garden Inn, under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owners’ debt, which was not assumed, has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 27, 2006